SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)   July 9, 2002
                                               ---------------------------------


                          GS Mortgage Securities Corp.
             (Exact name of registrant as specified in its charter)



Delaware                               333-89556                  13-6357101
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(State or other jurisdiction     (Commission File Number)      (I.R.S. Employer
of incorporation)                                            Identification No.)


85 Broad Street, New York, New York                                  10004
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(Address of principal executive offices)                          (Zip Code)


Registrant's telephone number, including area code   (212) 902-1000
                                                  ------------------------------


                                 Not applicable
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         (Former name or former address, if changed since last report.)

ITEM 5.     Other Events

      On June 6, 2002, a registration statement on Form S-3 (the "Registration Statement") for GS Mortgage Securities Corp. (the "Company") was declared effective. Attached as exhibits are certain Structural Term Sheets, Collateral Term Sheets and Computational Materials (as defined in the no-action letter issued by the staff of the Securities and Exchange Commission (the "Commission") on May 27, 1994 to the Public Securities Association (the "PSA") and as further modified by a no-action letter issued by the staff of the Commission on March 9, 1995 to the PSA) furnished to the Company by Goldman Sachs & Co. (the "Underwriter") in respect of the Company's proposed offering of the GSAMP 2002-NC1, Mortgage Pass-Through Certificates (the "Certificates").

      The Certificates will be offered pursuant to a Prospectus and related Prospectus Supplement (together, the "Prospectus"), which will be filed with the Commission pursuant to Rule 424 under the Securities Act of 1933, as amended (the "Act"). The Certificates will be registered pursuant to the Act under the Registration Statement. The Company hereby incorporates the Structural Term Sheets, Collateral Term Sheets and Computational Materials by reference in the Registration Statement.

      Any statement or information contained in the Structural Term Sheets, Collateral Term Sheets or Computational Materials shall be deemed to be modified or superseded for purposes of the Prospectus and the Registration Statement by statements or information contained in the Prospectus.

ITEM 7.     Financial Statements and Exhibits

            (c) Exhibits

            Item 601(a)
            of Regulation S-K
            Exhibit No.             Description
            -----------             -----------
            (99)                    Structural Term Sheets, Collateral Term
                                    Sheets and Computational Materials
                                    prepared by Goldman, Sachs & Co. in
                                    connection with the GSAMP 2002-NC1,
                                    Mortgage Pass-Through Certificates.

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   GS MORTGAGE SECURITIES CORP.



      July 9, 2002
                                   By:  /s/ Jay Strauss
                                      ------------------------------------------
                                      Name:     Jay Strauss
                                      Title:    Secretary

                                INDEX TO EXHIBITS

                                                            Paper (P) or
Exhibit No.       Description                               Electronic (E)
-----------       -----------                               --------------------

(99)              Structural Terms Sheets, Collateral             (E)
                  Term Sheets and Computational
                  Materials prepared by Goldman, Sachs
                  & Co. in connection with the GSAMP
                  2002-NC1, Mortgage Pass-Through
                  Certificates.